                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   Form 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                      DECEMBER 8, 1997 (SEPTEMBER 23, 1997)
--------------------------------------------------------------------------------


                          ALL AMERICAN FOOD GROUP, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   NEW JERSEY
--------------------------------------------------------------------------------
                  STATE OR OTHER JURISDICTION OF INCORPORATION

      333-4490                                          22-3259558
--------------------------------------------------------------------------------
(COMMISSION FILE NUMBER)                     (I.R.S. EMPLOYER DENTIFICATION NO.)

               104 NEW ERA DRIVE, SOUTH PLAINFIELD, NJ                   07080
--------------------------------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (908) 757-3022
--------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

On October 8, 1997, All American Food Goup, Inc., a New Jersey corporation ("AAFG") filed a Current Report on Form 8-K with respect to the consummation on September 23, 1997, of the Agreement and Plan of Merger, dated September 19, 1997 (the "Acquisition"), by and among AAFG (the "Registrant"), St. Pete Bagels Acquisition Corp., a wholly owned subsidiary of the Registrant (the "Subsidiary"), Sam & Son, Inc. ("Sam & Son"), Bagel Man, Inc. ("Bagel Man") and St. Pete Bagel Co., Inc. ("St.Pete"), (St.Pete, Sam & Son and Bagel Man are herein collectively referred to as "St. Pete Bagels") whereby the Registrant acquired St. Pete Bagels through the merger of St. Pete Bagels with and into Subsidiary in exchange for $220,000 and 479,800 shares of the Registrant's common stock.

Such 8-K was filed without the financial statement and pro forma financial information required by Item 7 of Form 8-K, as such financial information was unavailable at the time. This Current Report on Form 8-K/A provides such required information.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a) The audited combined financial statements of St. Pete Bagels, including independent auditors' report thereon, as of September 22, 1997, and for the period November 1, 1996 through September 22, 1997, and as of October 31, 1996 and for the year then ended, and the unaudited financial statements of St. Pete Bagels for the nine month periods ended July 31, 1997 and 1996.

b) Pro forma unaudited financial statement information for AAFG giving effect to the Acquisition as of and for the nine months ended July 31, 1997 and for the fiscal year ended October 31, 1996.

                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 8, 1997                     All American Food Group, Inc.


                                            /s/ Andrew Thorburn
                                            Andrew Thorburn
                                            Chairman and Chief Executive Officer

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                      COMBINED FINANCIAL STATEMENTS For the
               Period November 1, 1996 through September 22, 1997

                          INDEPENDENT AUDITORS' REPORT

To The Boards of Directors
St. Pete Bagel Co., Inc.
Sam and Son, Inc.
Bagel Man, Inc.
St. Petersburg, Florida

We have audited the accompanying combined balance sheet of ST. PETE BAGEL CO., INC., SAM and SON, INC., and BAGEL MAN, INC. as of September 22, 1997 and the related combined statements of income and retained earnings and cash flows for the period November 1, 1996 through September 22, 1997. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of ST. PETE BAGEL CO., INC., SAM and SON, INC., and BAGEL MAN, INC. as of September 22, 1997, and the combined results of its operations and its cash flows for the period November 1, 1996 through September 22, 1997 in conformity with generally accepted accounting principles.

St. Petersburg, Florida
November 20, 1997

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                             COMBINED BALANCE SHEET
                               SEPTEMBER 22, 1997

                                     ASSETS
                                     ------

Current Assets
      Cash                                                            $     578
      Accounts Receivable net of allowances for
        Doubtful accounts                                                16,237
      Note receivable, current portion                                    6,879
      Inventories                                                        31,818
                                                                      ---------
         Total Current Assets                                            55,512

Property, Plant & Equipment
      Cost less accumulated depreciation
        of $167,234                                                     198,135
Security Deposits                                                         6,944
Note receivable - long-term                                              29,414
                                                                      ---------

       Total Assets                                                   $ 290,005
                                                                      =========
                       LIABILITIES & STOCKHOLDERS' EQUITY
                       ----------------------------------

Current Liabilities
      Accounts payable & accrued expenses                             $  64,593
      Notes payable                                                      81,532
      Capitalized lease obligations - current maturity                   42,183
                                                                      ---------
          Total Current Liabilities                                     188,308

Capitalized Lease Obligations                                            69,630
                                                                      ---------
         Total Liabilities                                              257,938
                                                                      ---------
Stockholders' Equity (Deficit)
    Common Stock, par value                                                 650
    Additional Paid-In Capital                                          129,403
    Retained earnings                                                   (97,986)
                                                                      ---------
          Total Stockholders' Equity                                     32,067
                                                                      ---------
       Total Liabilities & Equity                                     $ 290,005
                                                                      =========


The accompanying notes to combined financial statements are an integral part of these financial statements.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

              COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
           For the Period November 1, 1996 through September 22, 1997

REVENUES
   Sales                                               $ 1,489,387
                                                       -----------
          Total Revenues                                 1,489,387

OPERATING EXPENSES
 Cost of Sales - production costs and raw materials,
  exclusive of depreciation                                783,924
 Selling, distribution and administrative expenses         678,871
 Depreciation                                               57,549
                                                       -----------
          Total Operating Expenses                       1,520,344

Net Operating Income                                   (    30,957)
Interest Expense                                       (    23,793)
                                                       -----------

Net Loss                                               (    54,750)

Beginning Retained Earnings                            (    43,236)
                                                       -----------

Ending Retained Earnings                               ($   97,986)
                                                       ===========

The accompanying notes to combined financial statements are an integral part of these financial statements.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                        COMBINED STATEMENT OF CASH FLOWS
           For the Period November 1, 1996 through September 22, 1997

Cash Flows from Operating Activities:
 Net Loss                                          ($54,750)
 Adjustments to reconcile net loss to net cash
      (Used in) provided by operating activities
        Depreciation                                 57,549
        Decrease (increase) in:
           Accounts receivable                     (  2,260)
           Inventories                                2,864
     Decrease (increase) in notes receivable       ( 36,293)
     Increase (decrease) in:
           Accounts payable & accrued expenses       16,620
                                                   --------
               Total adjustments                     38,480
                                                   --------
         Net Cash (Used By) Operating Activities   ( 16,270)
Cash Flows from Investing Activities:
 Capital Expenditures                              (  6,483)
 Disposition of assets                                1,800
                                                   --------
         Net Cash (Used By) Investing Activities   (  4,683)

Cash Flows from Financing Activities:

 Proceeds from issuance of notes payable             13,754
 Proceeds from capitalized lease obligations         24,000
 Payments of capitalized lease obligations         ( 31,028)
 Decrease in paid-in capital                       (    815)
                                                   --------
      Net Cash Provided by Financing Activities       5,911
                                                   --------

Net increase (decrease) in cash                    ( 15,042)

Cash - beginning of period                           15,620
                                                   --------

Cash - end of period                               $    578
                                                   ========


Supplemental Disclosures:
   Operating activities reflect interest paid of $23,793 and income taxes paid of $0.


The accompanying notes to combined financial statements are an integral part of these financial statements.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                          NOTES TO FINANCIAL STATEMENTS
                               September 22, 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The three companies whose combined financial information is shown in these financial statements are in the business of producing and selling bagels and bagel related foods and beverages. They operate from two retail stores in Tampa, Florida and two retail stores and a production plant in St. Petersburg, Florida. The production plant sends daily shipments of products to the four retail stores and to other customers. There have also been two stores sold as franchises.

Combined Financial Statements

The combined financial statements are for St. Pete Bagel Co., Inc., Sam and Son, Inc., and Bagel Man, Inc., three Florida corporations. All significant intercompany accounts and transactions have been eliminated.

Allowance for doubtful accounts

Based upon the experience of not incurring any bad debts, there is no expectation of not collecting the accounts receivable in full, and accordingly there has been no allowance made for doubtful accounts.

Inventories

Inventories consist primarily of raw materials and are stated at the lower of cost (first-in, first-out) or market value.

Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes and amounted to $57,549 for the period November 1, 1996 through September 22, 1997. Accelerated methods are used for federal income tax purposes.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.

                             St. Petersburg, Florida

                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
                               September 22, 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

There have been no income taxes charged to these entities since the tax effects of the entities are expected to flow through to the shareholders. The entities are S Corporations.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment are summarized by major classifications as follows:

      Machinery, equipment & furniture                    $ 283,933
      Leasehold improvements                                 51,381
      Vehicles                                               30,055
                                                           --------
                                                            365,369
      Less: accumulated depreciation                       (167,234)
                                                           --------
                                                          $ 198,135
                                                           ========

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               September 22, 1997

NOTE 3 - NOTE RECEIVABLE

The note receivable of $36,293 was created on January 29, 1997 from the sale of various bagel store equipment and supplies to a franchise store. The original amount of the note was for $40,000, payable at $850 per month including principal and interest at 10% for 60 months commencing March 1, 1997. The note is secured by the various equipment.

NOTE 4 - CAPITALIZED LEASE OBLIGATIONS

The companies lease certain vehicles and equipment that is required to be capitalized on the balance sheet. The imputed interest rates range from 10% to 15%.

                                                 Balance
                                                 Sheet               Current
                                                 Liability           Portion
                                                 ---------           -------

A)       Barnett Bank; various equipment;
         June 1996; 48 monthly @ $412
         through May 2000                         $ 11,274           $ 3,258

B)       Barnett Bank; freezer truck;
         March 1996; 36 monthly @ $539
         through February 1999                       8,791             5,563

C)       Barnett Bank; mixer
         March 1996; 36 monthly @ $525
         through February 1999                       8,424             5,263

D)       Unicyn Fdg; various equipment;
         February 1997; 48 monthly @ $611
         through January 2001                       21,123             5,478

E)       Colonial Lsg; various equipment;
         August 1995; 60 monthly @ $1700
         through July 2000                          52,163            17,363

F)       Colonial Lsg; rack oven;
         July 1995; 48 monthly @ $467
         through June 1999                          10,038             5,258
                                                  --------          --------

     TOTALS                                       $111,813          $ 42,183
                                                  ========          ========

Total capitalized property and equipment at the balance sheet date is $145,200, with accumulated depreciation of $59,415.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida


                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               September 22, 1997

NOTE 4 - CAPITALIZED LEASE OBLIGATIONS (CONTINUED)

The following is a schedule of future minimum lease payments and the amount of interest imputed in each year's payments:

                                                                        Present
                                        Total                           Value
                                        Lease           Imputed         Lease
Year Ended                              Payments        Interest        Payments
----------                              --------        --------        --------

September 22, 1998                      $ 51,048        $  8,865        $ 42,183
September 22, 1999                        43,730           4,714          39,016
September 22, 2000                        29,740           2,033          27,707
September 22, 2001                         3,055             148           2,907
September 22, 2002                           -0-             -0-             -0-
Thereafter                                   -0-             -0-             -0-
                                        --------        --------        --------
                                        $127,573        $ 15,760        $111,813
                                        ========        ========        ========

Stockholders have personally guaranteed substantially all indebtedness.

NOTE 5 - NOTES PAYABLE

Notes payable in the amount of $81,532 consist of two demand notes with financial institutions. Stockholders have personally guaranteed substantially all indebtedness.

NOTE 6 - LEASED PREMISES

The companies have long-term leases at all five of their locations. The details of each lease is as follows:

A)       3244-44th Ave. N., St. Petersburg
         June 1, 1995 - May 21, 2000;
         additional five-year option available

B)       210 E. Madison St., Tampa
         October 15, 1994 - October 14, 1999;
         additional five-year option available

C)       4329-4331 W. Kennedy, Tampa
         July 1, 1996 - August 31, 1998;
         additional two-year followed by
         additional three-year renewal available

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               September 22, 1997

NOTE 6  - LEASED PREMISES (CONTINUED)

D)       7043 - 4th St. N., St. Petersburg
         Original lease May 1, 1992 - April 30, 1995;
         currently in a three-year option expiring
         April 30, 1998, with one additional three-year option available

E)       249 Central Ave., St. Petersburg
         Original lease March 1, 1990 - February 29,
         1992; last option period November 1, 1997
         through October 31, 1998

During the period covered by these financial statements, the rent expense paid for leased premises was $71,406.

The following is a schedule of future minimal rental payments required under the above operating leases (excluding renewal options in the future):

Year Ended Sept. 22, 1998                 $ 74,561
Year Ended Sept. 22, 1999                   35,153
Year Ended Sept. 22, 2000                   15,011
Year Ended Sept. 22, 2001                      -0-
Year Ended Sept. 22, 2002                      -0-
                                          --------
                                          $124,725
                                          ========

NOTE 7 - SUBSEQUENT EVENT

On September 23, 1997 the three corporations, under a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, merged into St. Pete Bagel Acquisition Corp. (surviving corporation), a Florida corporation which is a subsidiary of All American Food Group, Inc., a New Jersey corporation. Stockholders of the three corporations being reported upon in these financial statements are not controlling stockholders of the "surviving corporation".

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.

                             St. Petersburg, Florida

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               September 22, 1997

NOTE 8 - CAPITAL STOCK

Sam and Son, Inc.:
                  ten cents per share par value
                  7,500 shares common stock authorized
                  500 shares issued and outstanding

Bagel Man, Inc.:
                  ten cents per share par value
                  10,000 shares common stock authorized
                  1,000 shares issued and outstanding

St. Pete Bagel Co., Inc.:
                  one dollar per share par value
                  10,000 shares common stock authorized
                  500 shares issued and outstanding

NOTE 9 - RELATED PARTY TRANSACTIONS

Mazzaro Coffee and Italian Market from whom the corporations purchase coffee beans, is owned by the stockholders' parents. Total purchases from the vendor for the year were 24,977, while the total amount due at the balance sheet date is $10,007.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                          COMBINED FINANCIAL STATEMENTS
                           Year Ended October 31, 1996

                          INDEPENDENT AUDITORS' REPORT

To The Boards of Directors
St. Pete Bagel Co., Inc.
Sam and Son, Inc.
Bagel Man, Inc.
St. Petersburg, Florida

We have audited the accompanying combined balance sheet of ST. PETE BAGEL CO., INC., SAM AND SON, INC., and BAGEL MAN, INC. as of October 31, 1996 and the related combined statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of ST. PETE BAGEL CO., INC., SAM AND SON, INC., and BAGEL MAN, INC. as of October 31, 1996, and the combined results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

St. Petersburg, Florida
November 20, 1997

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                             COMBINED BALANCE SHEET
                                October 31, 1996

                                     ASSETS
                                     ------

Current Assets
      Cash                                                            $  15,620
      Accounts Receivable net of allowances for
        Doubtful accounts                                                13,977
      Inventories                                                        34,682
                                                                      ---------
        Total Current Assets                                             64,279

Property, Plant & Equipment
      Cost less accumulated depreciation
        of $108,781                                                     251,002
Security Deposits                                                         6,944
                                                                      ---------

        Total Assets                                                  $ 322,225
                                                                      =========

                       LIABILITIES & STOCKHOLDERS' EQUITY
                       ----------------------------------

Current Liabilities
      Accounts payable & accrued expenses                             $  47,974
      Notes payable                                                      67,778
      Capitalized lease obligations - current maturity                   32,088
                                                                      ---------
      Total Current Liabilities                                         147,840

Capitalized Lease Obligations                                            86,753
                                                                      ---------
      Total Liabilities                                                 234,593
                                                                      ---------

Stockholders' Equity (Deficit)
    Common Stock, par value                                                 650
    Additional Paid-In Capital                                          130,218
    Retained earnings                                                 (  43,236)
                                                                      ---------
         Total Stockholders' Equity                                      87,632
                                                                      ---------
      Total Liabilities & Equity                                      $ 322,225
                                                                      =========


The accompanying notes to combined financial statements are an integral part of these financial statements.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

               COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
                       For the Year Ended October 31, 1996

REVENUES
      Sales                                                         $ 1,702,287
                                                                    -----------
      Total Revenues                                                  1,702,287

OPERATING EXPENSES
 Cost of Sales - production costs and raw materials,
   exclusive of depreciation                                            867,211
 Selling, distribution and administrative expenses                      762,266
 Depreciation                                                            62,865
                                                                    -----------
          Total Operating Expenses                                    1,692,342

Net Operating Income                                                      9,945
Interest Expense                                                    (    18,180)
                                                                    -----------

Net Loss                                                            (     8,235)

Beginning Retained Earnings                                         (    35,001)
                                                                    -----------

Ending Retained Earnings                                            ($   43,236)
                                                                    ===========


The accompanying notes to combined financial statements are an integral part of these financial statements.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                        COMBINED STATEMENT OF CASH FLOWS
                       For the Year Ended October 31, 1996

Cash Flows from Operating Activities:
 Net Loss                                            ($ 8,235)
 Adjustments to reconcile net loss to net cash
      (Used in) provided by operating activities
        Depreciation & amortization                    62,865
        Decrease (increase) in:
           Accounts receivable                          3,217
           Security deposits                            1,260
        Increase (decrease) in:
           Accounts payable & accrued expenses       ( 40,384)
                                                     --------
         Net Cash Provided By Operating Activities     18,723

Cash Flows from Investing Activities:
 Capital Expenditures                                ( 39,891)
                                                     --------
         Net Cash (Used By) Investing Activities     ( 39,891)

Cash Flows from Financing Activities:
 Proceeds from issuance of notes payable               49,489
 Proceeds from capitalized lease obligations              -0-
 Payments of capitalized lease obligations           ( 30,859)
 Increase in paid-in capital                           10,349
                                                     --------
      Net Cash Provided by Financing Activities        28,979
                                                     --------

Net increase (decrease) in cash                         7,811

Cash - beginning of period                              7,809
                                                     --------

Cash - end of period                                 $ 15,620
                                                     ========

Supplemental Disclosures:
    Operating activities reflect interest paid of $18,180 and income taxes paid of $0.

Noncash investing and financing transaction:
    Acquisition of equipment
      Cost of equipment                              $ 46,700
      Capitalized lease                              ( 46,700)
                                                     --------

      Cash down payment for equipment                $    -0-
                                                     ========

The accompanying notes to combined financial statements are an integral part of these financial statements.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The three companies whose combined financial information is shown in these financial statements are in the business of production and selling bagels and bagel related foods and beverages. They operate from two retail stores in Tampa, Florida and two retail stores and a production plant in St. Petersburg, Florida. The production plant sends daily shipments of products to the four retail stores and to other customers. There has been one store sold as a franchise.

Combined Financial Statements

The combined financial statements are for St. Pete Bagel Co., Inc., Sam and Son, Inc., and Bagel Man, Incorporated, three Florida corporations. All significant intercompany accounts and transactions have been eliminated.

Allowance for doubtful accounts

Based upon the experience of not incurring any bad debts, there is no expectation of not collecting the accounts receivable in full, and accordingly there has been no allowance made for doubtful accounts.

Inventories

Inventories consist primarily of raw materials and are stated at the lower of cost (first-in, first-out) or market value.

Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes and amounted to $62,865 for the year ended October 31, 1996. Accelerated methods are used for federal income tax purposes.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida


                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                October 31, 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

There have been no income taxes charged to these entities since the tax effects of the entities are expected to flow through to the shareholders. The entities are S Corporations.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment are summarized by major classifications as follows:

      Machinery, equipment & furniture               $278,347
      Leasehold improvements                           51,381
      Vehicles                                         30,055
                                                       ------
                                                      359,783
   Less: accumulated depreciation                    (108,781)
                                                     --------
                                                     $251,002
                                                     ========

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                October 31, 1996

NOTE 3 - CAPITALIZED LEASE OBLIGATIONS

The companies lease certain vehicles and equipment that is required to be capitalized on the balance sheet. Imputed rates of interest range from 10% to 15%.


                                             Balance
                                             Sheet             Current
                                             Liability         Portion
                                             ---------         -------

A)       Barnett Bank; various equipment;
         June 1996; 48 monthly @ $412
         through May 2000                    $ 14,408          $ 3,122

B)       Barnett Bank; freezer truck;
         March 1996; 36 monthly @ $539
         through February 1999                 13,441            5,012

C)       Barnett Bank; mixer
         March 1996; 36 monthly @ $525
         through February 1999                 13,105            4,880

D)       Colonial Lsg; various equipment;
         August 1995; 60 monthly @ $1700
         through July 2000                     64,200           14,639

E)       Colonial Lsg; rack oven;
         July 1995; 48 monthly @ $467
         through June 1999                     13,687            4,435
                                             --------          -------

     TOTALS                                  $118,841          $32,088
                                             ========          =======


Total capitalized property and equipment at the balance sheet date is $145,200, with accumulated depreciation of $33,585.

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                October 31, 1996

NOTE 3 - CAPITALIZED LEASE OBLIGATIONS (CONTINUED)

The following is a schedule of future minimum lease payments and the amount of interest imputed in each year's payments:

                                                                        Present
                                        Total                           Value
                                        Lease           Imputed         Lease

Year Ended                              Payments        Interest        Payments
----------                              --------        --------        --------

October 31, 1997                        $ 43,716        $ 11,319        $ 32,397
October 31, 1998                          43,716           7,798          35,918
October 31, 1999                          34,867           3,731
                                                                          31,136
October 31, 2000                          20,296             906
                                                                          19,390
October 31, 2001                             -0-             -0-             -0-
Thereafter                                   -0-            - 0-             -0-
                                        --------        --------        --------
                                        $142,595        $ 23,754        $118,841
                                        ========        ========        ========

Stockholders have personally guaranteed substantially all indebtedness.

NOTE 4 - NOTES PAYABLE

Notes payable in the amount of $67,778 consist of two demand notes with financial institutions. Stockholders have personally guaranteed all indebtedness.

NOTE 5 - LEASED PREMISES

The companies have long-term leases at all five of their locations. The details of each lease is as follows:

A)       3244-44th Ave. N., St. Petersburg
         June 1, 1995 - May 21, 2000;
         additional five-year option available

B)       210 E. Madison St., Tampa
         October 15, 1994 - October 14, 1999;
         additional five-year option available

C)       4329-4331 W. Kennedy, Tampa
         July 1, 1996 - August 31, 1998;
         additional two-year followed by
         additional three-year renewal available

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                October 31, 1996


NOTE 5  -  LEASED PREMISES (CONTINUED)

D)       7043 - 4th St. N., St. Petersburg
         Original lease May 1, 1992 - April 30, 1995;
         currently in a three-year option expiring
         April 30, 1998, with one additional three-year option available

E)       249 Central Ave., St. Petersburg
         Original lease March 1, 1990 - February 29,
         1992; last option period November 1, 1997
         through October 31, 1998

During the period covered by these financial statements, the rent expense paid for leased premises was $78,713.

The following is a schedule of future minimum rental payments required under the above operating leases (excluding renewal options in the future):

Year Ended October 31, 1997                             $  81,873
Year Ended October 31, 1998                                71,586
Year Ended October 31, 1999                                34,080
Year Ended October 31, 2000                                12,171
Year Ended October 31, 2001                                   -0-
                                                        ---------
                                                        $ 199,710

NOTE 6 - SUBSEQUENT EVENT

On September 23, 1997 the three corporations, under a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, merged into St. Pete Bagel Acquisition Corp. (surviving corporation), a Florida corporation which is a subsidiary of All American Food Group, Inc., a New Jersey corporation. Stockholders of the three corporations being reported upon in these financial statements are not controlling stockholders of the "surviving corporation".

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                October 31, 1996

NOTE 7 - CAPITAL STOCK

Sam and Son, Inc.:
                  ten cents per share par value

                  7,500 shares common stock authorized
                  500 shares issued and outstanding

Bagel Man, Inc.:
                  ten cents per share par value
                  10,000 shares common stock authorized
                  1,000 shares issued and outstanding

St. Pete Bagel Co., Inc.:
                  one dollar per share par value
                  10,000 shares common stock authorized
                  500 shares issued and outstanding

NOTE 8 - RELATED PARTY TRANSACTIONS

Mazzaro Coffee and Italian Market from whom the corporations purchase coffee beans, is owned by the stockholders' parents. Total purchases from the vendor for the year were 30,163, while the total amount due at the balance sheet date is ($1,674).

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                          COMBINED FINANCIAL STATEMENTS
                         Nine Months Ended July 31, 1997

                         ACCOUNTANTS' COMPILATION REPORT

To The Boards of Directors
St. Pete Bagel Co., Inc.
Sam and Son, Inc.
Bagel Man, Inc.

St. Petersburg, Florida

We have compiled the accompanying combined balance sheet of St. Pete Bagel Co., Inc., Sam and Son, Inc., and Bagel Man, Inc. as of July 31, 1997 and the related combined statements of income and retained earnings for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying combined financial statements and, accordingly, do not express an opinion or any other form of assurance on them. However, we did become aware of a departure from generally accepted accounting principles that is described in the following paragraph.

A statement of cash flows for the nine months ended July 31, 1997 has not been presented. Generally accepted accounting principles require that such a statement be presented when financial statements purport to present financial position and results of operations.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position and results of operations. Accordingly, these financial statements are not designed for those who are not informed about such matters.

St. Petersburg, Florida
November 20, 1997

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                             COMBINED BALANCE SHEET
                                  July 31, 1997

                                     ASSETS
                                     ------

Current Assets
      Cash                                                            $  23,152
      Accounts Receivable net of allowances for
        doubtful accounts                                                17,321
   Note receivable, current portion                                       6,766
      Inventories                                                        31,832
                                                                      ---------
        Total Current Assets                                             79,071

Property, Plant & Equipment
      Cost less accumulated depreciation
        of $164,332                                                     199,892
Security Deposits                                                         7,944
Note receivable - long-term                                              29,527
                                                                      ---------

        Total Assets                                                  $ 316,434
                                                                      =========



                       LIABILITIES & STOCKHOLDERS' EQUITY
                       ----------------------------------

Current Liabilities

      Accounts payable & accrued expenses                             $  65,399
      Notes payable                                                      81,265
      Capitalized lease obligations - current maturity                   40,079
                                                                      ---------
     Total Current Liabilities                                          186,743

Capitalized Lease Obligations                                            76,049
                                                                      ---------
     Total Liabilities                                                  262,792
                                                                      ---------

Stockholders' Equity (Deficit)

   Common Stock, par value                                                  650
   Additional Paid-In Capital                                           128,403

   Retained earnings                                                  (  75,411)
                                                                      ---------
     Total Stockholders' Equity                                          53,642
                                                                      =========
     Total Liabilities & Equity                                       $ 316,434
                                                                      =========

                       See Accountants' Compilation Report

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

               COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS

                     For the Nine Months Ended July 31, 1997

REVENUES
      Sales                                                         $ 1,327,239
                                                                    -----------
          Total Revenues                                              1,327,239

OPERATING EXPENSES
 Cost of Sales - production costs and raw materials,
      exclusive of depreciation                                         705,169
 Selling, distribution and administrative expenses                      585,474
 Depreciation                                                            54,646
                                                                    -----------
          Total Operating Expenses                                    1,345,289

Net Operating Income (Loss)                                         (    18,050)
                                                                    -----------

Interest Expense                                                         14,125

Net Loss                                                            (    32,175)

Beginning Retained Earnings                                         (    43,236)
                                                                    -----------

Ending Retained Earnings                                            ($   75,411)
                                                                    ===========

                       See Accountants' Compilation Report

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                          COMBINED FINANCIAL STATEMENTS
                         Nine Months Ended July 31, 1996

                         ACCOUNTANTS' COMPILATION REPORT

To The Boards of Directors
St. Pete Bagel Co., Inc.
Sam and Son, Inc.
Bagel Man, Inc.

St. Petersburg, Florida

We have compiled the accompanying combined balance sheet of St. Pete Bagel Co., Inc., Sam and Son, Inc., and Bagel Man, Inc. as of July 31, 1996 and the related combined statements of income and retained earnings for the nine months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying combined financial statements and, accordingly, do not express an opinion or any other form of assurance on them. However, we did become aware of a departure from generally accepted accounting principles that is described in the following paragraph.

A statement of cash flows for the nine months ended July 31, 1996 has not been presented. Generally accepted accounting principles require that such a statement be presented when financial statements purport to present financial position and results of operations.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position and results of operations. Accordingly, these financial statements are not designed for those who are not informed about such matters.

St. Petersburg, Florida
November 20, 1997

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

                             COMBINED BALANCE SHEET
                                  July 31, 1996

                                     ASSETS

Current Assets
      Cash                                                            $  18,130
      Accounts Receivable net of allowances for
        doubtful accounts                                                35,129
      Inventories                                                        35,836
                                                                      ---------
        Total Current Assets                                             89,095

Property, Plant & Equipment
      Cost less accumulated depreciation & amortization
        Of $98,496                                                      258,978
Security Deposits                                                         7,004
                                                                      ---------

     Total Assets                                                     $ 355,077
                                                                      =========

                       LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
      Accounts payable & accrued expenses                             $  51,000
      Notes payable                                                      68,969
      Capitalized lease obligations - current maturity                   30,484
                                                                      ---------
       Total Current Liabilities                                        150,453

Capitalized Lease Obligations                                            95,343
                                                                      ---------
       Total Liabilities                                                245,796

Stockholders' Equity (Deficit)
   Common Stock, par value                                                  650
   Additional Paid-In Capital                                           130,322
   Retained earnings                                                    (21,691)
                                                                      ---------
          Total Stockholders' Equity                                    109,281
                                                                      ---------
        Total Liabilities & Equity                                    $ 355,077
                                                                      =========

                       See Accountants' Compilation Report

                            ST. PETE BAGEL CO., INC.
                                SAM AND SON, INC.
                                 BAGEL MAN, INC.
                             St. Petersburg, Florida

               COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
                     For the Nine Months Ended July 31, 1996

REVENUES
      Sales                                                         $ 1,296,801
                                                                    -----------
          Total Revenues                                              1,296,801

OPERATING EXPENSES
 Cost of Sales - production costs and raw materials,
      exclusive of depreciation                                         681,704
 Selling, distribution and administrative expenses                      542,183
 Depreciation                                                            52,580
                                                                    -----------
          Total Operating Expenses                                    1,276,467

Net Operating Income                                                     20,334
                                                                    -----------

Interest Expense                                                          7,024
                                                                    -----------

Net Income                                                               13,310

Beginning Retained Earnings                                         (    35,001)
                                                                    -----------

Ending Retained Earnings                                            ($   21,691)
                                                                    ===========


                       See Accountants' Compilation Report

                 ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

                              BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed financial statements give effect to the acquisition of ST. PETE BAGEL CO., INC., SAM AND SON, INC., and BAGEL MAN, INC., a group of corporations under common control, (collectively herein referred to as "ST. PETE BAGELS") as described below.

Effective September 23, 1997, ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES ("AAFG") acquired all of the outstanding common stock of ST. PETE BAGELS in exchange for 479,800 shares of common stock of AAFG, cash consideration of $220,000. The acquisition has been accounted for as a purchase, and accordingly, the total purchase price has been allocated to the acquired assets and liabilities assumed at their estimated fair values in accordance with the provisions of Accounting Principles Board Opinion No. 16. The estimated excess of the purchase price over the net assets acquired is being carried as goodwill and will be amortized over its estimated life of 15 years.

Both AAFG's and ST. PETE BAGEL's fiscal years end on October 31. The unaudited pro forma condensed consolidated balance sheet of AAFG as of July 31, 1997, has been prepared by combining the consolidated balance sheet of AAFG as July 31, 1997, with the combined balance sheet of ST. PETE BAGELS as of July 31, 1997. The unaudited pro forma condensed consolidated statement of operations for the fiscal year ended October 31, 1996, has been prepared by combining AAFG's consolidated statement of operations for the fiscal year ended October 31, 1996, with ST. PETE BAGELS combined statement of income for the fiscal year ended October 31, 1996. The unaudited pro forma condensed consolidated statement of operations for the nine months ended July 31, 1997, has been prepared by combining AAFG's consolidated statement of operations for the nine month period ended July 31, 1997, with ST. PETE BAGELS combined statement of income for the nine month periods ended July 31, 1997. AAFG and ST. PETE BAGELS, on a combined basis, are referred to herein as the "Company".

The pro forma information is based on the historical financial statements of the Company, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments described in the accompany notes to the unaudited pro forma financial statements.

The unaudited pro forma condensed consolidated financial statements have been prepared by AAFG's management and should be read in conjunction with the historical financial statements of AAFG and ST. PETE BAGELS and the related noted hereto. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of the results of operations that may have actually occurred had the acquisition occurred on the date specified, or of the future results of the combined company. The pro forma adjustments are based upon available information and certain adjustments the management of AAFG believes are reasonable. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited condensed consolidated financial statements.

                 ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JULY 31, 1997
                                   (UNAUDITED)


                                                                                                  ST. PETE
                                                                                     AAFG          BAGELS
                                                                                  HISTORICAL    HISTORICAL (A)
                                                                                 -----------    --------------

                                                         ASSETS
Current Assets:
   Cash                                                                           $   458,384    $    23,152
   Accounts receivable                                                                354,846         17,321
   Notes receivable, current portion                                                  153,215          6,766
   Notes receivable - officer                                                          97,000             --
   Inventories                                                                        119,788         31,832
   Deferred interest and financing costs                                              360,811             --
   Prepaid expenses                                                                   468,896             --
                                                                                  -----------    -----------
   Total Current Assets                                                             2,012,940         79,071

Property, Plant and Equipment, net of accumulated depreciation and amortization     1,290,018        199,892
Intangible Assets, net of accumulated amortization                                    335,445
Security Deposits                                                                      94,479          7,944
Notes receivable - long-term                                                          106,119         29,527
                                                                                  -----------    -----------

   Total Assets                                                                   $ 3,839,001    $   316,434
                                                                                  ===========    ===========


                            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
   Accounts payable and accrued expenses                                          $ 1,043,459    $    65,399
   Notes payable                                                                           --         81,265
   Capitalized lease obligations - current maturities                                  27,059         40,079
   Loans from stockholders - current maturities                                         4,703             --
   Current maturities of long-term debt                                               160,782             --
   Deferred franchising revenue, current portion                                      173,215             --
                                                                                  -----------    -----------
      Total Current Liabilities                                                     1,409,218        186,743


Capitalized Lease Obligations                                                           4,753         76,049
Loans from stockholders                                                                 2,431             --
Convertible debentures                                                                900,000             --
Long-term debt                                                                        152,704             --
Deferred franchising revenue                                                          106,119             --
                                                                                  -----------    -----------
      Total Liabilities                                                             2,575,225        262,792
                                                                                  -----------    -----------

Commitments and contingencies
Redeemable preferred stock                                                            262,022             --
                                                                                  -----------    -----------

Stockholders' Equity (Deficit):
   Non-redeemable convertible preferred stock                                         495,532             --
   Common stock                                                                     7,577,281            650
   Additional Paid-In Capital                                                              --        128,403
   Accumulated deficit                                                             (7,071,059)       (75,411)
                                                                                  -----------    -----------
                                                                                    1,001,754         53,642
                                                                                  -----------    -----------

   Total Liabilities and Stockholders' Equity (Deficit)                           $ 3,839,001    $   316,434
                                                                                  ===========    ===========


                                                                                 PRO FORMA
                                                                                 ADJUSTMENTS           COMBINED
                                                                                 ------------         -----------

                                                         ASSETS
Current Assets:
   Cash                                                                          $        --          $   481,536
   Accounts receivable                                                                                    372,167
   Notes receivable, current portion                                                                      159,981
   Notes receivable - officer                                                                              97,000
   Inventories                                                                                            151,620
   Deferred interest and financing costs                                                                  360,811
   Prepaid expenses                                                                       --              468,896
                                                                                 -----------          -----------
   Total Current Assets                                                                   --            2,092,011

Property, Plant and Equipment, net of accumulated depreciation and amortization      220,899 (B),(F)    1,710,809
Intangible Assets, net of accumulated amortization                                   945,459 (C),(F)    1,280,904
Security Deposits                                                                                         102,423
Notes receivable - long-term                                                                              135,646
                                                                                 -----------          -----------

   Total Assets                                                                  $ 1,166,358          $ 5,321,793
                                                                                 ===========          ===========



                            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
   Accounts payable and accrued expenses                                         $        --          $ 1,108,858
   Notes payable                                                                                           81,265
   Capitalized lease obligations - current maturities                                                      67,138
   Loans from stockholders - current maturities                                                             4,703
   Current maturities of long-term debt                                                                   160,782
   Deferred franchising revenue, current portion                                          --              173,215
                                                                                 -----------          -----------
      Total Current Liabilities                                                           --            1,595,961

Capitalized Lease Obligations                                                                              80,802
Loans from stockholders                                                                                     2,431
Convertible debentures                                                                                    900,000
Long-term debt                                                                                            152,704
Deferred franchising revenue                                                              --              106,119
                                                                                 -----------          -----------
      Total Liabilities                                                                   --            2,838,017
                                                                                 -----------          -----------

Commitments and contingencies
Redeemable preferred stock                                                                --              262,022
                                                                                 -----------          -----------

Stockholders' Equity (Deficit):
   Non-redeemable convertible preferred stock                                                             495,532
   Common stock                                                                    1,219,350 (E)        8,797,281
   Additional Paid-In Capital                                                       (128,403)(D)               --
   Accumulated deficit                                                                75,411 (D)       (7,071,059)
                                                                                 -----------          -----------
                                                                                   1,166,358            2,221,754
                                                                                 -----------          -----------

   Total Liabilities and Stockholders' Equity (Deficit)                          $ 1,166,358          $ 5,321,793
                                                                                 ===========          ===========


The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                 ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                                  JULY 31, 1997

(A) Information obtained from the July 31, 1997 unaudited combined balance sheet of the combined entities of ST. PETE BAGELS.

(B) Represents the adjustment necessary to assign values of fixed assets resulting from the allocation of the purchase price using the purchase method of accounting for the transaction.

(C) Reflects goodwill and other intangibles originating form the purchase of all of the outstanding stock of ST. PETE BAGELS. Represents the allocation of the excess purchase price using the purchase method of accounting for the transaction after adjusting the assets acquired and the liabilities assumed to their respective fair values.

(D)  Eliminates the equity of ST. PETE BAGELS upon consolidation with AAFG.

(E) To record the acquisition of ST. PETE BAGELS as if it was consummated on July 31, 1997 as follows:

       Purchase price                                        $1,220,000
       Net assets acquired (as of July 31, 1997)                (53,642)
                                                             ----------
       Purchase price to be allocated                         1,166,358
       Less elimination of Paid-In-Capital                      128,403
       Less elimination of accumulated deficit                  (75,411)
                                                             ----------
       Adjustment to common stock                            $1,219,350
                                                             ==========

(F)  Allocation of net purchase price:

      Fixed assets                                           $  220,899
      Goodwill and other intangibles                            945,459
                                                             ----------
      Total                                                  $1,166,358
                                                             ==========

                 ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        NINE MONTHS ENDED JULY 31, 1997
                                  (UNAUDITED)

                                                                                ST. PETE
                                                                   AAFG          BAGELS        PRO FORMA
                                                                HISTORICAL    HISTORICAL (A)   ADJUSTMENTS            COMBINED
                                                                -----------   --------------   -----------           -----------

Revenues:                                                       $ 2,094,446     $1,327,239     $       --            $ 3,421,685

Operating Expenses:
   Cost of sales                                                  1,511,247        705,169                             2,216,416
   Selling, general and adminsitrative expenses                   2,835,323        585,474                             3,420,797
   Loss on disposal of equipment                                     72,399             --                                72,399
   Depreciation and amortization                                    241,086         54,646         70,941 (B),(C)        366,673
   Settlement costs                                                  47,010             --             --                 47,010
                                                                -----------     ----------     ----------            -----------
                                                                  4,707,065      1,345,289         70,941              6,123,295
                                                                -----------     ----------     ----------            -----------

Operating loss                                                   (2,612,619)       (18,050)       (70,941)            (2,701,610)

Interest expense                                                    172,945         14,125             --                187,070
                                                                -----------     ----------     ----------            -----------

Net loss                                                        $(2,785,564)   ($   32,175)    $  (70,941)(D)        $(2,888,680)
                                                                ===========     ==========     ==========            ===========

Adjusted net loss for net loss per common share calculations:
Net Loss                                                        $(2,785,564)   ($   32,175)    $  (70,941)            (2,888,680)
Increase in carrying amount of redeemable preferred stock           (42,373)            --             --                (42,373)
                                                                -----------     ----------     ----------            -----------
Net loss attributable to common stock                           $(2,827,937)   ($   32,175)    $  (70,941)           $(2,931,053)
                                                                ===========     ==========     ==========            ===========

Pro forma shares outstanding:
Weighted average number of common shares outstanding              3,091,402             --        479,800              3,571,202
Additional shares                                                        --             --             --                     --
                                                                -----------     ----------     ----------            -----------
Pro forma adjusted shares outstanding                             3,091,402             --        479,800              3,571,202
                                                                ===========     ==========     ==========            ===========

Pro forma net loss per common share                             $     (0.91)    $       --             --            $     (0.82)
                                                                ===========     ==========     ==========            ===========

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                 ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED JULY 31, 1997

(A) Information obtained from the combined statement of income for the nine months ended July 31, 1997 of the combined entities of ST. PETE BAGELS.

(B) Amortization of goodwill and other intangibles have been provided on a straight-line basis over periods ranging from two to 15 fifteen years.

(C)  Depreciation of fixed assets on a straight-line basis over seven years.

(D) ST. PETE BAGELS, formerly Subchapter "S" corporations, will become taxable corporations upon the consummation of the acquisition by AAFG. The historical results of operations for the period presented is a loss. Accordingly, no pro forma information is presented to show the effects on past operating results of becoming a tax-paying entity.

                 ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FISCAL YEAR ENDED OCTOBER 31, 1996
                                  (UNAUDITED)

                                                                                ST. PETE
                                                                   AAFG          BAGELS                             PRO FORMA
                                                                HISTORICAL    HISTORICAL (A)  ADJUSTMENTS           COMBINED
                                                                -----------   --------------  -----------          -----------

Revenues:                                                       $ 2,240,187    $ 1,702,287    $        --          $ 3,942,474

Operating Expenses:
   Cost of sales                                                  1,572,185        867,211                           2,439,396
   Selling, general and adminsitrative expenses                   2,132,072        762,266                           2,894,338
   Loss on disposal of equipment                                         --             --                                  --
   Depreciation and amortization                                    251,741         62,865         94,588 (B),(C)      409,194
   Settlement costs                                                 224,341             --             --              224,341
                                                                -----------    -----------    -----------          -----------
                                                                  4,180,339      1,692,342         94,588            5,967,269
                                                                -----------    -----------    -----------          -----------

Operating loss                                                   (1,940,152)         9,945        (94,588)          (2,024,795)

Interest expense                                                     33,440         18,180             --               51,620
                                                                -----------    -----------    -----------          -----------

Net loss                                                        $(1,973,592)   $    (8,235)   $   (94,588)(D)      $(2,076,415)
                                                                ===========    ===========    ===========          ===========

Adjusted net loss for net loss per common share calculations:
Net Loss                                                        $(1,973,592)   $    (8,235)   $   (94,588)          (2,076,415)
Increase in carrying amount of redeemable preferred stock          (562,678)            --             --             (562,678)
                                                                -----------    -----------    -----------          -----------
Net loss attributable to common stock                           $(2,536,270)   $    (8,235)   $   (94,588)         $(2,639,093)
                                                                ===========    ===========    ===========          ===========

Pro forma shares outstanding:

Weighted average number of common shares outstanding                943,150             --        479,800            1,422,950
Additional shares                                                   430,558             --             --              430,558
                                                                -----------    -----------    -----------          -----------
Pro forma adjusted shares outstanding                             1,373,708             --        479,800            1,853,508
                                                                ===========    -----------    ===========          ===========

Pro forma net loss per common share                             $     (1.85)   $      0.00    $      0.00          $     (1.42)
                                                                ===========    ===========    ===========          ===========


The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                 ALL AMERICAN FOOD GROUP, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996

(E) Information obtained from the combined statement of income for the year ended October 31, 1996 of the combined entities of ST. PETE BAGELS.

(F) Amortization of goodwill and other intangibles have been provided on a straight-line basis over periods ranging from two to 15 fifteen years.

(G)  Depreciation of fixed assets on a straight-line basis over seven years.

(H) ST. PETE BAGELS, formerly Subchapter "S" corporations, will become taxable corporations upon the consummation of the acquisition by AAFG. The historical results of operations for the period presented is a loss. Accordingly, no pro forma information is presented to show the effects on past operating results of becoming a tax-paying entity.